

Investor Presentation

December 14, 2022

RIOT

NASDAQ: RIOT

Forward Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements.

These forward-looking statements may include, but are not limited to, statements about the benefits of acquisitions, including financial and operating results, and the Company's plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the Navarro site expansion; our expected schedule of new miner deliveries; our ability to successfully deploy new miners; M.W. capacity under development; we may not be able to realize the anticipated benefits from immersion-cooling; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines.

Detailed information regarding the factors identified by the Company's management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this presentation may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the risks, uncertainties and other factors discussed under the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC's website, www.sec.gov. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on such forward-looking statements.

Riot (NASDAQ: RIOT) is the Leading Bitcoin-Driven Infrastructure Platform

1 Significant and expanding scale of operations	LTM revenue[1]: **$290 million** Market cap[2]: **$701 million**	**72,428** miners deployed[3] / **~115,450** miners at full deployment	**7.7 EH/s** hash rate deployed[3] / **12.5 EH/s** hash rate at full deployment
2 Low-cost producer	YTD cost of power[4,5]: **1.9c/kWh**	YTD direct cost to produce 1 BTC[4,5]: **$11,346/BTC**	YTD gross mining margin[4,5]: **65.4%**
3 Strong financial and liquidity position	Cash balance[6]: **$255 million**	Bitcoin held[3]: **6,897 BTC**	Debt outstanding[6]: **Zero**

RIOT

1. *Twelve months ended September 30, 2022*
2. *As of December 9, 2022*
3. *As of November 30, 2022*
4. *Nine months ended September 30, 2022*
5. *Net of power curtailment credits*
6. *As of September 30, 2022*

Best-in-Class Management Team Driving Value Creation

1. Strong operational benefits from vertically-integrated strategy
2. Unique power strategy drives low power costs
3. Leading hash rate deployment and growth
4. Industry-leading financial strength, with growth plans through year-end 2023 fully-funded
5. Technological leader in industrial-scale immersion-cooling infrastructure build-out
6. Key decision-making across multiple Bitcoin cycles
7. Operations concentrated in Texas, the most attractive jurisdiction for Bitcoin mining

Strong Operational Benefits from Vertically-Integrated Strategy

Rockdale Facility



- Largest Bitcoin mining data center in North America[1] with 700 MW of total capacity in Rockdale, Texas
- ~500 MW of self-mining – 12.5 EH/s target by Q1 2023
- ~200 MW of data center hosting of institutional-scale clients

Corsicana Facility



- Second large-scale development located in Corsicana, Texas with anticipated 1 GW of total capacity approved by ERCOT
- Expansion underway, with initial phase of 400 MW of immersion-cooled data center infrastructure under development
- Immersion-cooled self-mining and data center hosting operations expected to commence by Q4 2023

ESS Metron



- Critical provider for Riot's infrastructure including customized immersion-cooling technology
- Diversifies revenue base and de-risks procurement of infrastructure supply tied to Riot's expansion plans
- Premier provider of highly-engineered electrical equipment products to ~100 existing customers, including a number of Fortune 500 companies

1. As measured by developed capacity

1 Strong Operational Benefits from Vertically-Integrated Strategy

Strong operational benefits…	
Miner deployments	Industrial-scale miner fleet "plugged-in" at an industry-leading, low-cost of power
Infrastructure development	Controlled infrastructure development timeline matching deployment schedule of miners
Suppliers	Zero reliance on third-party hosting providers
Security	Physical and cyber operations monitored on-site 24/7

…driving positive financial performance

1. **Enhanced profitability**
2. **Greater balance sheet flexibility**
3. **Greater diversification of revenues**
4. **Expanded relationships with key industry players**
5. **Deepened industry knowledge driving best-in-class management decision-making**

1 Rockdale Facility – Largest Bitcoin Mining Facility in North America[1]


A
B
C
D
E
F
G

Building	Start-date	Capacity	Building type	Business model
A	Q2 2020	100 MW	Air-cooled	Hosting
B	Q3 2020	100 MW	Air-cooled	Self-mining, hosting
C	Q3 2020	100 MW	Immersion-cooled	Hosting
D	Q3 2022	100 MW	Air-cooled	Self-mining
E	Q1 2023[2]	100 MW	Air-cooled	Self-mining
F	Q4 2021	100 MW	Immersion-cooled	Self-mining
G	Q2 2022	100 MW	Immersion-cooled	Self-mining
Total		**700 MW**		

RIOT

1. As measured by developed capacity
2. Latest Company estimate

2 Unique Power Strategy Drives Low Power Costs

1 Fixed power block gives Riot ability to benefit from high power costs when Bitcoin mining may be less economical



July 2022 average historical settlement price[1]
Economic decision to curtail power usage and receive power credits when spot prices exceed BTC mining revenue potential
"Mine BTC"
Forward curve[2]
BTC mining revenue (per MWh)[3]
Fixed power block price
Dec-22
Feb-23
Apr-23
Jun-23
Aug-23
Oct-23
Dec-23

2 Offering significant additional benefits to Riot



Power price curve on July 9, 2022
BTC mining revenue (per MWh)
Fixed power block price
11:00 12:00 13:00 14:00 15:00 16:00 17:00 18:00 19:00 20:00 21:00 22:00

RIOT

1. ERCOT South Hub (7x24) average historical settlement price in July 2022
2. ERCOT South Hub (7x24) forward curve as of December 9, 2022
3. Assumes $17,000 BTC price, 260 EH/s in December 2022 and broker analysts global network hash rate average in 2023 of 293 EH/s, self-mining operations from the Rockdale Facility only, and Company future deployed hash rate estimates

3 Leading Hash Rate Deployment and Growth

12.5 EH/s self-mining hash rate capacity targeted by Q1 2023



15.0
12.0
9.0
6.0
3.0
-
Hash rate (EH/s)
June-July 2022:
▪ Ended co-location hosting agreement with Coinmint's Massena, New York facility (the "Coinmint Facility")
▪ All miners at the Coinmint Facility have been shipped to the Rockdale Facility and are in process of redeployment
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Deployed hash rate
Future deployed hash rate[1]

- Significant progress ongoing on the Rockdale Facility's 400 MW infrastructure expansion project
- Six of the seven buildings have been completed, with the last building (Building E) progressing towards completion
- 12.5 EH/s self-mining hash rate capacity targeted by Q1 2023, assuming full deployment of ~115,450 contracted miners

1. *Company estimates*

4 Industry-Leading Financial Strength, with Growth Plans Through Year-End 2023 Fully-Funded


6,897 BTC[1]
$255 million Cash balance[2]
Current liquidity
Estimated BTC sales[3]
Rockdale Facility expansion[4]
Corsicana Facility 400 MW build-out[5]
Year-end 2023 total liquidity

1. As of November 30, 2022. 2. As of September 30, 2022. 3. Includes $16.8mm net proceeds from sale of 900 BTC in October 2022 and November 2022 combined; assumes $17,000 BTC price, 260 EH/s in December 2022 and broker analysts global network hash rate average in 2023 of 293 EH/s, majority of monthly BTC production sold, self-mining operations from the Rockdale Facility only, and Company future deployed hash rate estimates. 4. Assumes outstanding infrastructure capital expenditure and miner payments. 5. Assumes outstanding infrastructure capital expenditure only.

5

Technological Leader in Industrial-Scale Immersion-Cooling Infrastructure Build-Out



Inside of Building F at the Rockdale Facility

- Rockdale Facility is the largest known industrial-scale immersion-cooled Bitcoin mining operation
- Two fully immersion-cooled buildings (200 MW) at the Rockdale Facility have been completed
- Initial 400 MW development at the Corsicana Facility will fully implement immersion-cooling infrastructure and technology

6 Key Decision-Making Across Multiple Bitcoin Cycles

1 Early, large-scale adopter of leading-edge ASIC miners

2 Successfully executed key strategic acquisitions and organic initiatives driving growth

3 Balance sheet prepared for the cycles through timely equity capital raises and zero debt driving current, leading liquidity position


Dec 2019: Purchased 4,000 S17 Pro miners
Aug-Dec 2020: Purchased 30,600 S19 Pro / S19j Pro miners
Mar 2021: Purchased 43,500 S19j miners
Oct 2021: Purchased 9,000 S19j Pro miners
Dec 2021: Purchased 30,000 S19XP miners
Dec 2021: Acquired ESS Metron
Apr 2022: Initiated 1 GW expansion site in Corsicana, TX
Sep 2020: Completed $50 million raise at $2.23/sh
Dec 2020: Completed $265 million raise at $5.30/sh
Jan 2021: Completed $85 million raise at $19.13/sh
May 2021: Acquired 300 MW facility in Rockdale, TX; announced 400 MW expansion
Dec 2021: Completed $600 million raise at $29.53/sh
Jun 2022: Completed $273 million raise at $8.92/sh
Jan-19
May-19
Sep-19
Jan-20
May-20
Sep-20
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
Bitcoin price ($/BTC)1

Experienced management team successfully navigated through multiple Bitcoin cycles resulting in an industry-leading position

- ✓ 120,000+ miners fully funded
- ✓ Acquired Rockdale Facility and near-completion of expansion to 700 MW
- ✓ 1 GW Corsicana Facility initiated
- ✓ Cumulative capital raised[2] at a weighted avg. price of ~$10/sh

1. Source: Blockchain.com; historical Bitcoin price from January 1, 2019, to September 30, 2022, based on monthly price average
2. Since initiation of the 2019 ATM Offering

RIOT

7 Operations Concentrated in Texas, the Most Attractive Jurisdiction for Bitcoin Mining

1 **Low-cost power and attractive demand-response programs which allow large-scale operators to further reduce total power costs**

2 **Business-friendly environment supportive of the economic opportunities generated by the Bitcoin mining industry makes Texas the leading, most popular jurisdiction by Bitcoin mining capacity**

Direct cost to mine 1 BTC in Q3 2022 ($/BTC)[1]



Regulated energy market
Deregulated energy market
Riot's low power cost attributable to credits received from power curtailment
$20,622
$15,050
$14,461
$14,326
$14,158
$13,400
$11,952
$11,515
Georgia
Pennsylvania
Kentucky
Texas
New York
Nebraska
North Carolina
North Dakota
2

Texas currently has the largest Bitcoin mining capacity in the US[3]



Washington 33 MW
North Dakota 200 MW
Nebraska 100 MW
Texas 845 MW
New York
106 MW
Pennsylvania 180 MW
Ohio
Kentucky
Tennessee
104 MW
10 MW
Georgia 448 MW
North Carolina
South Carolina
UNIT: Megawatts
18
845

1. *Source: Hashrate Index (Q3-2022 Report: Gradually, Then Suddenly); includes states with 100 MW or greater of Bitcoin mining power capacity*
2. *Net of power curtailment credits*
3. *Source: TheMinerMag, based on Bitcoin mining power capacity*

7

Operations Concentrated in Texas, the Most Attractive Jurisdiction for Bitcoin Mining

3

#1 in renewable energy production[1] in the US with wind and solar generation accounting for ~1/3rd of total energy generation in the ERCOT grid

ERCOT energy generation fuel mix


1%
0.4%
11%
25%
19%
44%
2018
6%
0.2%
10%
17%
25%
43%
YTD 2022[2]
Wind and solar combined currently make up **~31%** of ERCOT's YTD 2022[2] energy generation
Gas
Wind
Coal
Nuclear
Solar
Other





Sources: ERCOT, U.S. Energy Information Administration
1. *As of March 31, 2022*
2. *As of September 30, 2022*

Potential Upside from Increasingly Diversified, Vertically-Integrated Business Model

Riot Revenue Breakdown – YTD 2022[1]



23%
14%
63%
YTD 2022[1]:
$199 million
Self-Mining
Data Center Hosting
Electrical Equipment Engineering

FY 2023E EV/EBITDA Multiple[2] Benchmarks



Average multiple
Bitcoin Miners[3]
2.3x
CleanSpark
2.3x
Greenidge
9.7x
Hut 8
23.0x
Iris Energy
3.4x
Marathon Digital
4.7x
Stronghold Digital
5.3x
Data Centers
2.3x
Digital Realty
19.3x
Equinix
20.7x
Switch
20.6x
Electrical Equipment Engineering[4]
2.3x
ABB
13.3x
Arrow
5.8x
Eaton
15.5x
Hubbell
15.8x
Powell
12.7x
Schneider Electric
13.0x
Siemens
11.9x
Vertiv

1. 9 months ended September 30, 2022
2. Source: FactSet; Represents Enterprise Value to Fiscal Year 2023E EBITDA multiple, based on market data and FactSet analyst estimates average as of December 9, 2022
3. Excludes Argo Blockchain and Core Scientific due to recent liquidity announcements
4. Excludes diversified industrials, and non-US, non-European peers: Fuji Electric, General Electric, Havells India, Mitsubishi Electric, and Toshiba

***Riot's vision** is to be the world's leading Bitcoin-driven infrastructure platform*

Appendix

Management Team and Board of Directors

- ✓ Unique, Bitcoin-focused strategic vision
- ✓ Veteran public company expertise
- ✓ Supported by industry-leading infrastructure expansion capabilities
- ✓ Highly experienced independent board of directors



Benjamin Yi
Executive Chairman of the Board



Jason Les
Chief Executive Officer; Director



Jason Chung
Head of Corporate Development and Strategy



Chad Harris
Executive Vice President, Chief Commercial Officer



William Jackman
Executive Vice President, General Counsel



Colin Yee
Chief Financial Officer



Hannah Cho
Independent Director



Lance D'Ambrosio
Independent Director



Hubert Marleau
Lead Independent Director



Benefits of Immersion-Cooling

Increased heat dissipation – immersion fluids are more thermally conductive than air, increasing heat absorption and moving it quickly away from miners

Cleaner operating conditions – prevents dust and debris from getting into hardware, decreasing cleaning and maintenance requirements

Improved energy efficiency – removal of miner fans decreases energy usage and increases hash rate power

Increased hardware asset life – significantly reduces vibrations and temperature fluctuations which cause hardware degradation

Safer and reliable overclocking – improved operating conditions enable significant uptick in overclocking

Source: Braiins (Economics of Immersion Cooling for Bitcoin Miners)

Local Community Engagement

Our mission is to positively impact the sectors, networks and communities that we touch. We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes.

Largest employer in Milam County, Texas

200+ employees at the Rockdale Facility

900 to 1,200 indirect jobs created from the Rockdale Facility



Tree donation for annual Christmas tree lighting ceremony



Sponsored team for Voom Foundation kickball tournament

Non-GAAP Adjusted EBITDA (Unaudited)

(in $ thousands)	Three months ended September 30, 2022	Three months ended September 30, 2021	Nine months ended September 30, 2022	Nine months ended September 30, 2021
Net income (loss)	$ (36,569)	$ (15,343)	$ (353,774)	$ 11,524
Interest (income) expense	(348)	(40)	9	(295)
Income tax (benefit) expense	(2,952)	-	(8,839)	3,730
Depreciation and amortization	26,559	12,207	61,366	20,791
EBITDA	(13,310)	(3,176)	(301,238)	35,750
Non-cash/non-recurring operating expense adjustments:				
Stock-based compensation expense	3,561	36,023	7,304	37,928
Acquisition-related costs	-	552	78	18,894
Change in fair value of derivative asset	17,749	(7,413)	(86,865)	(23,806)
Change in fair value of contingent consideration	-	259	176	444
Realized loss on sale of marketable equity securities	-	-	1,624	-
Unrealized loss (gain) on marketable equity securities	(142)	11,151	6,306	10,812
Realized gain on sale/exchange of long-term investment	-	-	-	(26,260)
Gain on exchange of equipment	(7,667)	-	(16,281)	-
Impairment of goodwill	-	-	335,648	-
Other (income) expense	-	85	59	(1,425)
Other revenue, (income) expense adjustments:				
License fees	(25)	(25)	(73)	(73)
Total adjustments	13,476	40,632	247,976	16,514
Adjusted EBITDA	$ 166	$ 37,456	$ (53,262)	$ 52,264

RIOT

EBITDA is computed as net income before interest, taxes, depreciation, and amortization. Adjusted EBITDA is a non-GAAP financial measure defined as our EBITDA, adjusted to eliminate the effects of certain non-cash and / or non-recurring items, that do not reflect our ongoing strategic business operations, including fair value adjustments such as derivative power contract adjustments, equity securities value changes, and non-cash stock-based compensation expense, in addition to financing and legacy business income and expense items. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

Non-GAAP Cost of Revenues (Unaudited)

(in $ thousands)	Three months ended September 30, 2022	Three months ended September 30, 2021	Nine months ended September 30, 2022	Nine months ended September 30, 2021
Mining:				
Revenue	$ 22,070	$ 53,590	$ 126,166	$ 108,213
Cost of revenues	14,677	13,034	51,766	29,893
Power curtailment credits	(6,104)	-	(8,175)	-
Cost of revenues, net of power curtailment credits	8,573	13,034	43,591	29,893
Mining revenue in excess of cost of revenues, net of power curtailment credits	$ 13,497	$ 40,556	$ 82,575	$ 78,320
Mining revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue	61.2%	75.7%	65.4%	72.4%
Data Center Hosting				
Revenue	$ 8,371	$ 11,193	$ 27,899	$ 14,067
Cost of revenues	14,223	12,581	44,392	16,317
Power curtailment credits	(6,966)	(2,507)	(13,153)	(3,650)
Cost of revenues, net of power curtailment credits	7,257	10,074	31,239	12,667
Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits	$ 1,114	$ 1,119	$ (3,340)	$ 1,400
Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits as a percentage of revenue	13.3%	10.0%	(12.0)%	10.0%
Total power curtailment credits	$ (13,070)	$ (2,507)	$ (21,328)	$ (3,650)

In addition to the non-GAAP financial measure of Adjusted EBITDA (described on slide 21), we believe "Mining revenue in excess of cost of revenues, net of power curtailment credits", "Data Center Hosting revenue in excess of cost of revenues, net of power curtailment credits", "Cost of revenues – Mining, net of power curtailment credits" and "Cost of revenues – Data Center Hosting, net of power curtailment credits" are additional performance measurements (the "Measurements") that represent a key indicator of the Company's core business operations of both Bitcoin mining and Data Center Hosting. The Measurements are provided in addition to and should not be considered to be a substitute for, or superior to Revenue – Mining, Revenue – Data Center Hosting, Cost of revenues – Mining or Cost of revenues – Data Center Hosting as presented in our consolidated statements of operations.

Income Statement (Unaudited)

(in $ thousands)	Three months ended September 30, 2022	Three months ended September 30, 2021	Nine months ended September 30, 2022	Nine months ended September 30, 2021
Revenue, net:				
- Mining	$ 22,070	$ 53,590	$ 126,166	$ 108,213
- Data Center Hosting	8,371	11,193	27,899	14,067
- Engineering	15,824	-	44,886	-
- Other revenue	25	25	73	73
Total revenue	46,290	64,808	199,024	122,353
Cost of revenues, net:				
- Mining	14,677	13,034	51,766	29,893
- Data Center Hosting	14,223	12,581	44,392	16,317
- Engineering	13,780	-	40,504	-
Total cost of revenues - net	42,680	25,615	136,662	46,210
Total costs and expenses	86,301	68,955	553,639	124,267
Operating income (loss)	(40,011)	(4,147)	(354,615)	(1,914)
Total other income (expense)	490	(11,196)	(7,998)	17,168
Net income (loss) before taxes	(39,521)	(15,343)	(362,613)	15,254
Total income tax benefit (expense)	2,952	-	8,839	(3,730)
Net income (loss)	$ (36,569)	$ (15,343)	$ (353,774)	$ 11,524

RIOT